UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 20, 2008


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     0-26509                   65-0601272
(State or other jurisdiction        (Commission              (I.R.S. Employer
   of incorporation)                File Number)            Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 20, 2008, we entered into a letter agreement (the "EXCHANGE AGREEMENT") with Neuberger Berman, LLC (the "REPRESENTATIVE"), in its capacity as the representative of certain of its clients (the "HOLDERS") who hold National Coal Corp. 10.5% senior secured notes due 12/15/10 (the "NOTES"). We issued $55 million of the Notes on December 29, 2005 pursuant to an Indenture with Wells Fargo Bank National Association, as Trustee.

         Pursuant to the Exchange Agreement we have agreed to exchange a minimum of $2.0 million and a maximum of $10.0 million in principal amount of the Holders' Notes for shares of our common stock (the "EXCHANGE"). The number of shares of common stock to be delivered to the Holders upon an Exchange will equal (x) the principal amount of each respective Note exchanged multiplied by 0.90, plus the accrued but unpaid interest, divided by (y) $6.81. The settlement of the Exchange will occur on or before June 3, 2008, and may occur in partial amounts on multiple dates.

         The Representative and each Holder represented to us in the Exchange Agreement that they have not received any commission or other remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange. The issuance of our common stock in the Exchange will be exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) of the Securities Act.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  2.1      Letter  Agreement  from  Neuberger  Berman,   LLC  to
                           National Coal Corporation regarding the Exchange of Notes for Common Stock, dated May 20, 2008.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL COAL CORP.



Date:    May 27, 2008                  By:  /S/ MICHAEL R. CASTLE
                                            -----------------------------------
                                            Michael R. Castle
                                            Chief Financial Officer


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